EXHIBIT 99.2

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records

1. Summary Statistics

Collateral Characteristics:
Total Current Balance: $382,452,601
Number of Loans: 2,537
Average Current Balance: $150,750
Weighted Average Coupon: 6.959%
Weighted Average Net Coupon: 6.439%
Weighted Average Remaining Term: 354
Weighted Average Seasoning: 3
Second Liens: 0.00%
Weighted Average Combined OLTV: 80.06%
Weighted Average FICO: 627
Loans w/ Prepay Penalties: 83.27%
:
ARM Characteristics:
Weighted Average Coupon (Arm Only): 7.025%
Weighted Average Remaining Term (Arm Only): 357
Weighted Average Margin: 6.769%
Weighted Average Initial Per Cap: 3.000%
Weighted Average Per Cap: 1.000%
Weighted Average Lifetime Rate Cap: 6.000%
Weighted Average Months To Roll: 24
:
Loan Type:
Fixed: 22.66%
Balloons: 0.02%
2-28 Arms: 51.13%
3-27 Arms: 26.21%
Other Hybrid: 0.00%
:
Index:
6-Month Libor: 77.34%
1-Month Libor: 0.00%
Other Index: 22.66%


2. Loan Purpose

                                                                  % of Mortgage       Weighted     Weighted
                                                                  Loan Pool by        Average       Average          Weighted
                            Number of         Aggregate             Aggregate          Gross       Remaining         Average
Loan                        Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Purpose                       Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Refinance - Cashout             1,364          $216,460,660                 56.60        7.124           353                78.97
Purchase                          760           105,309,103                 27.54        6.801           356                82.00
Refinance - Rate Term             413            60,682,838                 15.87        6.645           354                80.57
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================



3. Occupancy

                                                                  % of Mortgage       Weighted     Weighted
                                                                  Loan Pool by        Average       Average          Weighted
                            Number of         Aggregate             Aggregate          Gross       Remaining         Average
                            Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Occupancy                     Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Primary                         2,332          $359,955,981                 94.12        6.938           354                79.93
Investment                        187            19,521,636                  5.10        7.351           355                82.72
Second Home                        18             2,974,984                  0.78        6.949           352                77.97
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================


4. Property Type

                                                                  % of Mortgage       Weighted     Weighted
                                                                  Loan Pool by        Average       Average          Weighted
                            Number of         Aggregate             Aggregate          Gross       Remaining         Average
Property                    Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Type                          Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Single Family Residence         2,191          $328,356,205                 85.86        6.972           354                80.15
2-4 Family                        138            25,374,697                  6.63        6.931           353                77.88
Condo                             122            15,807,081                  4.13        6.862           357                80.39
PUD                                53             8,721,128                  2.28        6.636           351                81.88
Townhouse                          27             3,153,078                  0.82        7.162           357                82.28
Manufactured Housing                6             1,040,412                  0.27        6.925           356                75.49
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================


5. Documentation Type

                                                                  % of Mortgage       Weighted     Weighted
                                                                  Loan Pool by        Average       Average          Weighted
                            Number of         Aggregate             Aggregate          Gross       Remaining         Average
Documentation               Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Type                          Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Full                            1,432          $193,008,092                 50.47        6.821           354                79.97
Stated Documentation            1,073           181,536,021                 47.47        7.124           354                80.15
12 mos. Bk Stmts                   32             7,908,488                  2.07        6.524           357                79.95
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================


6. Fico Distribution

                                                                  % of Mortgage       Weighted     Weighted
                                                                  Loan Pool by        Average       Average          Weighted
                            Number of         Aggregate             Aggregate          Gross       Remaining         Average
Fico                        Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Distribution                  Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
500 - 519                           5              $573,511                  0.15        7.765           355                77.27
520 - 539                         125            16,955,398                  4.43        8.079           356                71.92
540 - 559                         207            29,646,091                  7.75        7.823           355                75.87
560 - 579                         255            37,351,127                  9.77        7.643           354                79.87
580 - 599                         241            34,655,996                  9.06        7.487           355                80.94
600 - 619                         324            45,920,883                 12.01        7.224           354                82.12
620 - 639                         360            54,141,414                 14.16        6.744           355                81.12
640 - 659                         413            66,426,068                 17.37        6.537           354                81.01
660 - 679                         259            41,290,652                 10.80        6.371           353                80.62
680 - 699                         131            20,487,868                  5.36        6.331           352                79.63
700 - 719                          85            13,271,632                  3.47         6.23           353                80.67
720 - 739                          58             9,540,508                  2.49         6.07           354                77.98
740 - 759                          43             7,015,453                  1.83        6.444           356                82.59
760 >=                             31             5,175,998                  1.35        6.456           354                80.78
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================

Minimum: 503
Maximum: 806
Weighted Average: 626.9


7. Combined Original Loan-to-Value Ratio (%)

                                                                  % of Mortgage       Weighted     Weighted
Combined                                                          Loan Pool by        Average       Average          Weighted
Original                    Number of         Aggregate             Aggregate          Gross       Remaining         Average
Loan-to-Value               Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Ratio (%)                     Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
20.01 - 30.00                       4              $304,270                  0.08        7.056           357                26.87
30.01 - 40.00                      10             1,458,349                  0.38        6.301           350                36.13
40.01 - 50.00                      33             5,280,518                  1.38        6.961           345                46.11
50.01 - 60.00                      57             8,341,817                  2.18         6.96           353                55.53
60.01 - 70.00                     167            26,731,343                  6.99         7.11           349                66.84
70.01 - 80.00                   1,365           199,860,429                 52.26        6.728           355                78.89
80.01 - 90.00                     901           140,475,875                 36.73        7.264           354                87.53
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================

Minimum: 22.64
Maximum: 90.00
Weighted Average by Original Balance: 80.06
Weighted Average by Current Balance: 80.06


8. Current Principal Balance ($)

                                                                  % of Mortgage       Weighted     Weighted
                                                                  Loan Pool by        Average       Average          Weighted
Current                     Number of         Aggregate             Aggregate          Gross       Remaining         Average
Principal                   Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Balance ($)                   Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
$25,001 - $50,000                  28            $1,384,692                  0.36        7.451           342                73.70
$50,001 - $75,000                 319            20,202,525                  5.28        7.552           349                79.19
$75,001 - $100,000                465            40,735,285                 10.65        7.211           353                79.37
$100,001 - $150,000               786            97,008,212                 25.36        7.047           354                80.63
$150,001 - $200,000               415            71,108,799                 18.59         6.89           355                79.85
$200,001 - $250,000               236            53,126,478                 13.89        6.823           354                81.42
$250,001 - $300,000               119            32,395,443                  8.47         6.82           355                79.75
$300,001 - $350,000                60            19,316,519                  5.05        6.929           356                81.64
$350,001 - $400,000                49            18,535,898                  4.85        6.839           353                79.67
$400,001 - $450,000                29            12,394,032                  3.24        6.361           357                76.77
$450,001 - $500,000                22            10,607,213                  2.77         6.73           357                78.42
$550,001 - $600,000                 5             2,875,030                  0.75        6.413           357                85.41
$600,001 - $650,000                 1               614,155                  0.16          7.9           358                75.00
$650,001 - $700,000                 1               653,214                  0.17          6.5           357                43.67
$700,001 - $750,000                 2             1,495,106                  0.39        6.335           357                77.93
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================

Minimum: 45,844.76
Maximum: 747,735.99
Average: 150,749.94


9. Geographical Distribution

                                                                  % of Mortgage       Weighted     Weighted
                                                                  Loan Pool by        Average       Average          Weighted
                            Number of         Aggregate             Aggregate          Gross       Remaining         Average
Geographical                Mortgage        Cut-off Date          Cut-off Date        Interest       Term            Combined
Distribution                  Loans       Principal Balance     Principal Balance       Rate       (months)      Original LTV (%)
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Alabama                            10              $901,235                  0.24        7.342           357                84.55
Arizona                           109            15,070,853                  3.94        6.687           355                80.69
Arkansas                            4               339,043                  0.09        7.108           357                80.86
California                        255            56,024,167                 14.65        6.534           356                78.59
Colorado                           23             4,198,864                  1.10        6.549           356                81.58
Connecticut                        21             4,014,974                  1.05        6.659           351                79.21
Delaware                           16             2,674,425                  0.70        7.233           357                83.35
Florida                           227            30,889,622                  8.08        7.038           356                80.47
Georgia                            93            13,502,409                  3.53         7.24           355                81.02
Idaho                               6               678,012                  0.18        6.283           343                80.59
Illinois                          116            18,061,468                  4.72        7.003           355                79.96
Indiana                            88             9,425,805                  2.46        7.108           352                82.34
Iowa                               38             3,461,140                  0.90        6.996           357                82.04
Kansas                             27             2,507,713                  0.66        6.651           357                81.51
Kentucky                           19             1,772,937                  0.46        7.211           350                81.40
Louisiana                          14             1,410,866                  0.37        7.225           356                81.31
Maine                               4               544,566                  0.14        8.102           356                81.97
Maryland                           94            19,117,642                  5.00        7.072           356                79.44
Massachusetts                      51            11,303,266                  2.96        6.896           354                77.55
Michigan                          104            12,931,759                  3.38        7.364           355                81.29
Minnesota                          73            11,863,935                  3.10        6.991           357                78.97
Mississippi                        10               818,396                  0.21        7.664           346                81.54
Missouri                           58             7,003,848                  1.83        7.283           353                80.31
Montana                             4               500,946                  0.13        7.441           357                82.58
Nebraska                           26             2,503,260                  0.65        7.356           356                80.28
Nevada                             27             4,590,321                  1.20        6.809           356                80.18
New Hampshire                       8               943,700                  0.25        7.005           357                73.51
New Jersey                         82            18,267,555                  4.78        7.162           351                78.87
New Mexico                          4               567,744                  0.15        8.076           357                84.86
New York                           60            12,915,298                  3.38        6.924           350                77.75
North Carolina                    111            12,939,206                  3.38        7.127           357                81.79
North Dakota                        4               453,182                  0.12        7.312           318                84.81
Ohio                              134            16,233,809                  4.24        6.884           353                81.59
Oklahoma                            9               722,048                  0.19        7.499           342                80.11
Oregon                             28             4,012,105                  1.05        6.329           356                82.35
Pennsylvania                      127            16,178,354                  4.23        7.322           348                80.60
Rhode Island                       23             4,276,596                  1.12        6.978           350                79.61
South Carolina                     71             9,331,351                  2.44        6.766           355                80.74
South Dakota                        3               382,251                  0.10        6.594           356                77.55
Tennessee                          63             7,185,225                  1.88        7.408           351                82.41
Texas                              56             7,357,466                  1.92         7.37           349                78.02
Utah                               15             2,366,044                  0.62        7.146           356                78.27
Virginia                           97            15,489,178                  4.05        7.038           357                80.85
Washington                         54             8,587,011                  2.25        6.244           357                80.18
West Virginia                      11             1,002,735                  0.26        7.515           331                79.91
Wisconsin                          58             6,958,706                  1.82        7.109           357                79.86
Wyoming                             2               171,566                  0.04         7.35           357                82.92
-----------------------     ---------     -----------------     -----------------     --------     ---------     ----------------
Total:                          2,537          $382,452,601                100.00        6.959           354                80.06
=======================     =========     =================     =================     ========     =========     ================

Number of States Represented: 47


600k($)>10. Original Principal Balance > 600k ($)

                                                                                                        Pct
Original                                  % of       Weighted     Weighted     Weighted      Pct        Cash       Pct
Principal                 Current        Current     Average      Average      Average      Owner       -out       Full
Balance > 600k ($)        Balance        Balance      Coupon        Fico         OLTV        Occ        Refi       Doc
-------------------     ------------     -------     --------     --------     --------     ------     ------     ------
$600,001 - $650,000       614,155.01       22.23        7.900          631        75.00     100.00       0.00     100.00
$650,001 - $700,000       653,213.96       23.65        6.500          636        43.67     100.00     100.00     100.00
$700,001 - $750,000     1,495,105.72       54.12        6.335          650        77.93     100.00      50.01      50.01
-------------------     ------------     -------     --------     --------     --------     ------     ------     ------
Total:                  2,762,474.69      100.00        6.722          642        69.18     100.00      50.71      72.95
===================     ============     =======     ========     ========     ========     ======     ======     ======

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may very significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsover for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating the the Securities discussed int his Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412- 2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Fixed Rate

1. Range of Gross Interest Rates (%)

                                                                                                     Weighted
Range of                                                                    % by                      Average
Gross                                      Current          Average        Current      Weighted      Stated
Interest                  Number of       Principal         Current       Principal     Average      Remaining
Rates (%)                   Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
5.000% - 5.999%                 113      22,948,026.57     203,079.88         26.48        5.814           351
6.000% - 6.999%                 236      36,812,873.33     155,986.75         42.47        6.520           346
7.000% - 7.999%                 163      19,450,975.61     119,331.14         22.44        7.474           341
8.000% - 8.999%                  58       6,240,538.68     107,595.49          7.20        8.447           348
9.000% - 9.999%                  11         913,750.69      83,068.24          1.05        9.434           342
10.000% - 10.999%                 4         252,503.98      63,126.00          0.29       10.423           357
11.000% - 11.999%                 1          55,431.84      55,431.84          0.06       11.750           356
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

Range of                            Weighted      Wtd                                         Pct
Gross                               Average       Avg        Pct        Pct        Pct        Cash
Interest                  FICO      Original      Back       Full      Owner      Single      -out
Rates (%)                 Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
5.000% - 5.999%             681        75.83      39.86      80.34      99.10      85.66      64.55
6.000% - 6.999%             656        77.17      39.66      57.91      95.45      86.73      60.34
7.000% - 7.999%             638        81.09      40.07      47.81      86.73      87.19      58.02
8.000% - 8.999%             593        78.99      38.83      41.99      83.03      82.89      80.73
9.000% - 9.999%             566        77.33      40.69      41.70      84.93      84.93      62.45
10.000% - 10.999%           576        79.22      37.08      19.78     100.00     100.00      46.10
11.000% - 11.999%           524        74.90      35.35       0.00     100.00     100.00     100.00
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 5.500%
Maximum: 11.750%
Weighted Average: 6.731%


2. Range of Cut-off Date Principal Balances ($)

                                                                                                     Weighted
Range of                                                                    % by                      Average
Cut-off                                    Current          Average        Current      Weighted      Stated
Date Principal            Number of       Principal         Current       Principal     Average      Remaining
Balances ($)                Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
$25,001 - $50,000                12         595,805.24      49,650.44          0.69        7.614           322
$50,001 - $75,000               100       6,305,940.01      63,059.40          7.28        7.632           331
$75,001 - $100,000               96       8,414,336.99      87,649.34          9.71        7.167           340
$100,001 - $200,000             261      36,993,778.66     141,738.62         42.68        6.755           348
$200,001 - $300,000              84      20,663,493.70     245,993.97         23.84        6.458           348
$300,001 - $400,000              16       5,857,404.28     366,087.77          6.76        6.404           345
$400,001 - $500,000              15       6,653,248.24     443,549.88          7.68        6.187           356
$500,001 - $600,000               1         575,938.57     575,938.57          0.66        6.250           357
$600,001 - $700,000               1         614,155.01     614,155.01          0.71        7.900           358
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

Range of                            Weighted      Wtd                                         Pct
Cut-off                             Average       Avg        Pct        Pct        Pct        Cash
Date Principal            FICO      Original      Back       Full      Owner      Single      -out
Balances ($)              Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
$25,001 - $50,000           657        75.32      31.85      75.31      66.86      91.66      66.65
$50,001 - $75,000           627        77.90      34.08      77.17      82.61      85.54      60.56
$75,001 - $100,000          639        78.02      37.17      68.38      90.08      90.91      53.14
$100,001 - $200,000         651        78.64      40.10      61.93      94.83      87.07      50.92
$200,001 - $300,000         654        77.42      41.37      51.85      96.83      83.62      69.14
$300,001 - $400,000         665        79.27      40.92      30.90     100.00      88.01      93.36
$400,001 - $500,000         687        72.95      40.97      66.33      85.49      80.79      93.72
$500,001 - $600,000         728        84.96      34.76     100.00     100.00     100.00     100.00
$600,001 - $700,000         631        75.00      45.05     100.00     100.00     100.00       0.00
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: $47,898
Maximum: $614,155
Average: $147,908


3. Fico Distribution

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Fico                      Number of       Principal         Current       Principal     Average      Remaining
Distribution                Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
< = 539                           8       1,227,707.04     153,463.38          1.42        8.830           356
540 - 550                        13       1,756,670.50     135,128.50          2.03        7.942           342
551 - 575                        28       2,792,200.16      99,721.43          3.22        7.991           328
576 - 600                        46       5,305,901.46     115,345.68          6.12        7.499           338
601 - 625                        97      13,057,844.63     134,616.95         15.07        6.982           346
626 >=                          394      62,533,776.91     158,715.17         72.15        6.483           348
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Fico                      FICO      Original      Back       Full      Owner      Single      -out
Distribution              Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
< = 539                     525        70.80      44.82      87.36     100.00     100.00     100.00
540 - 550                   544        70.01      41.14      48.46     100.00      68.18      95.68
551 - 575                   566        74.40      37.36      58.41     100.00      95.75      72.94
576 - 600                   589        76.95      39.85      62.13      95.16      80.95      89.68
601 - 625                   614        79.35      40.86      68.30      94.88      89.78      60.07
626 >=                      676        78.10      39.47      58.10      92.43      85.85      58.44
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 521
Maximum: 796
Weighted Average: 652.8


4. Range of Original LTV Ratios (%) (%)

                                                                                                     Weighted
                                                                            % by                      Average
Range of                                   Current          Average        Current      Weighted      Stated
Original                  Number of       Principal         Current       Principal     Average      Remaining
LTV Ratios (%) (%)          Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
<= 80.00%                       418      60,268,239.46     144,182.39         69.53        6.637           347
80.01% - 85.00%                  95      14,830,177.53     156,107.13         17.11        6.743           341
85.01% - 90.00%                  73      11,575,683.71     158,571.01         13.36        7.206           350
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
Range of                            Average       Avg        Pct        Pct        Pct        Cash
Original                  FICO      Original      Back       Full      Owner      Single      -out
LTV Ratios (%) (%)        Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
<= 80.00%                   651        73.97      40.02      61.81      95.75      86.81      57.87
80.01% - 85.00%             658        84.21      38.03      71.60      91.17      82.20      80.47
85.01% - 90.00%             655        89.79      40.53      36.58      84.52      88.88      62.87
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 32.10%
Maximum: 90.00%
Weighted Average: 77.83%


5. Occupancy

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
                          Number of       Principal         Current       Principal     Average      Remaining
Occupancy                   Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Primary                         535      81,012,803.64     151,425.80         93.47        6.683           346
Investment                       42       3,832,719.77      91,255.23          4.42        7.654           349
Second Home                       9       1,828,577.29     203,175.25          2.11        6.931           349
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
                          FICO      Original      Back       Full      Owner      Single      -out
Occupancy                 Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
Primary                     652        77.53      39.73      59.54     100.00      87.30      62.01
Investment                  669        84.60      38.15      80.35       0.00      58.75      60.22
Second Home                 651        77.25      43.66      43.05       0.00     100.00      84.80
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======


6. Loan Purpose

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Loan                      Number of       Principal         Current       Principal     Average      Remaining
Purpose                     Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Refinance - Cashout             339      54,091,989.05     159,563.39         62.41        6.758           344
Purchase                        132      16,771,611.18     127,057.66         19.35        6.684           357
Refinance - Rate Term           115      15,810,500.47     137,482.61         18.24        6.690           345
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Loan                      FICO      Original      Back       Full      Owner      Single      -out
Purpose                   Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
Refinance - Cashout         648        76.10      38.77      56.83      92.87      84.23     100.00
Purchase                    666        81.65      41.05      64.38      93.01      89.42       0.00
Refinance - Rate Term       656        79.71      41.70      66.85      96.01      90.07       0.00
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======


7. Documentation Level

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Documentation             Number of       Principal         Current       Principal     Average      Remaining
Level                       Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Full Documentation              375      52,104,375.04     138,945.00         60.12        6.545           347
Stated Documentation            199      31,390,098.30     157,739.19         36.22        7.111           343
12 mos. Bk Stmts                 12       3,179,627.36     264,968.95          3.67        6.040           357
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Documentation             FICO      Original      Back       Full      Owner      Single      -out
Level                     Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
Full Documentation          649        78.17      39.74     100.00      92.58      86.87      58.99
Stated Documentation        656        77.87      39.98       0.00      94.28      87.53      64.68
12 mos. Bk Stmts            694        71.93      37.44       0.00     100.00      64.81      95.92
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======


8. Back Ratio

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Back                      Number of       Principal         Current       Principal     Average      Remaining
Ratio                       Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
5.01 - 10.00                      1          63,611.08      63,611.08          0.07        8.750           356
10.01 - 15.00                     7         575,850.20      82,264.31          0.66        7.639           336
15.01 - 20.00                    16       1,656,881.30     103,555.08          1.91        6.519           341
20.01 - 25.00                    30       3,940,522.76     131,350.76          4.55        6.499           339
25.01 - 30.00                    56       6,537,868.84     116,747.66          7.54        6.952           346
30.01 - 35.00                    76      10,962,617.63     144,244.97         12.65        6.703           347
35.01 - 40.00                   115      16,370,125.46     142,348.92         18.89        6.684           346
40.01 - 45.00                   100      15,034,995.31     150,349.95         17.35        6.686           347
45.01 - 50.00                   174      29,094,480.65     167,209.66         33.57        6.701           346
50.01 - 55.00                    11       2,437,147.47     221,558.86          2.81        7.481           356
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Back                      FICO      Original      Back       Full      Owner      Single      -out
Ratio                     Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
5.01 - 10.00                565        80.00       9.73     100.00     100.00     100.00     100.00
10.01 - 15.00               611        78.46      13.54      71.55      88.51     100.00     100.00
15.01 - 20.00               669        77.40      18.26      56.65      96.42      71.05      65.48
20.01 - 25.00               653        72.05      22.68      68.03      95.65      95.87      79.35
25.01 - 30.00               644        75.22      27.92      63.16      88.10      79.11      72.98
30.01 - 35.00               659        79.23      32.55      66.84      96.51      87.54      72.66
35.01 - 40.00               656        77.84      37.39      51.71      94.95      90.03      61.14
40.01 - 45.00               663        77.34      42.41      52.22      90.62      83.46      63.85
45.01 - 50.00               652        79.20      48.12      63.57      93.97      87.84      50.28
50.01 - 55.00               576        74.68      52.50      71.52      91.20      65.51      93.00
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 9.73
Maximum: 55.00
Weighted Average: 39.75


9. Geographical Distribution

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Geographical              Number of       Principal         Current       Principal     Average      Remaining
Distribution                Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
California-Northern              32       6,917,351.25     216,167.23          7.98        6.180           357
Maryland                         28       6,542,740.14     233,669.29          7.55        6.685           355
Pennsylvania                     45       5,910,181.88     131,337.38          6.82        7.246           332
Ohio                             52       5,790,325.41     111,352.41          6.68        6.693           347
California-Southern              25       5,420,820.91     216,832.84          6.25        6.319           347
Other                           404      56,092,681.11     138,843.27         64.72        6.795           345
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                          586      86,674,100.70     147,908.02        100.00        6.731           346
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Geographical              FICO      Original      Back       Full      Owner      Single      -out
Distribution              Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
California-Northern         670        77.69      38.57      70.96      94.32     100.00      64.70
Maryland                    661        77.79      41.78      70.41      96.72      96.23      65.43
Pennsylvania                633        81.68      40.13      41.32      91.07      89.84      58.66
Ohio                        650        82.09      37.35      67.74      90.01      93.30      46.73
California-Southern         660        76.23      39.23      57.12     100.00      76.02      80.82
Other                       651        77.17      39.91      59.06      92.96      83.35      62.01
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      653        77.83      39.75      60.12      93.47      86.30      62.41
=====================     =====     ========     ======     ======     ======     ======     ======

Number of States Represented: 41

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Adjustable Rate

1. Range of Gross Interest Rates (%)

                                                                                                     Weighted
Range of                                                                    % by                      Average
Gross                                      Current          Average        Current      Weighted      Stated
Interest                  Number of       Principal         Current       Principal     Average      Remaining
Rates (%)                   Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
4.000% - 4.999%                  28       4,697,346.74     167,762.38          1.59        4.728           357
5.000% - 5.999%                 192      32,313,386.85     168,298.89         10.92        5.627           357
6.000% - 6.999%                 742     121,446,111.13     163,674.00         41.06        6.551           357
7.000% - 7.999%                 655      96,451,198.47     147,253.74         32.61        7.515           357
8.000% - 8.999%                 273      33,286,171.68     121,927.37         11.25        8.460           356
9.000% - 9.999%                  57       7,001,123.51     122,826.73          2.37        9.427           356
10.000% - 10.999%                 4         583,162.20     145,790.55          0.20       10.166           354
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

Range of                            Weighted      Wtd                                         Pct
Gross                               Average       Avg        Pct        Pct        Pct        Cash
Interest                  FICO      Original      Back       Full      Owner      Single      -out
Rates (%)                 Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
4.000% - 4.999%             687        79.94      42.90     100.00     100.00      80.00       2.18
5.000% - 5.999%             662        79.81      40.94      64.55      98.33      84.04      30.54
6.000% - 6.999%             639        80.62      40.87      42.43      94.58      85.01      49.90
7.000% - 7.999%             596        80.99      39.88      46.76      92.58      85.72      67.83
8.000% - 8.999%             572        80.71      39.62      48.04      92.98      89.65      67.02
9.000% - 9.999%             581        82.41      39.39      38.97      98.43      89.99      57.33
10.000% - 10.999%           584        86.50      41.18       0.00      82.51     100.00       9.39
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 4.500%
Maximum: 10.490%
Weighted Average: 7.025%


2. Range of Cut-off Date Principal Balances ($)

                                                                                                     Weighted
Range of                                                                    % by                      Average
Cut-off                                    Current          Average        Current      Weighted      Stated
Date Principal            Number of       Principal         Current       Principal     Average      Remaining
Balances ($)                Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
$25,001 - $50,000                16         788,886.92      49,305.43          0.27        7.328           356
$50,001 - $75,000               219      13,896,584.61      63,454.72          4.70        7.515           357
$75,001 - $100,000              369      32,320,948.50      87,590.65         10.93        7.222           357
$100,001 - $200,000             940     131,123,232.33     139,492.80         44.33        7.044           356
$200,001 - $300,000             271      64,858,427.75     239,329.99         21.93        6.938           356
$300,001 - $400,000              93      31,995,013.24     344,032.40         10.82        6.973           356
$400,001 - $500,000              36      16,347,996.03     454,111.00          5.53        6.672           357
$500,001 - $600,000               4       2,299,091.52     574,772.88          0.78        6.454           357
$600,001 - $700,000               1         653,213.96     653,213.96          0.22        6.500           357
$700,001 - $800,000               2       1,495,105.72     747,552.86          0.51        6.335           357
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

Range of                            Weighted      Wtd                                         Pct
Cut-off                             Average       Avg        Pct        Pct        Pct        Cash
Date Principal            FICO      Original      Back       Full      Owner      Single      -out
Balances ($)              Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
$25,001 - $50,000           627        72.48      34.27      74.86      62.36      68.44      37.92
$50,001 - $75,000           609        79.77      35.77      65.98      81.15      86.96      51.91
$75,001 - $100,000          613        79.71      37.82      68.85      90.41      86.98      50.03
$100,001 - $200,000         620        80.77      39.97      52.17      93.96      86.92      50.59
$200,001 - $300,000         617        81.86      42.14      35.55      97.06      82.29      62.26
$300,001 - $400,000         620        80.93      42.65      31.88      96.90      82.71      65.05
$400,001 - $500,000         635        79.40      41.74      25.06     100.00      89.07      52.77
$500,001 - $600,000         629        85.52      44.36      75.07     100.00     100.00      48.94
$600,001 - $700,000         636        43.67      49.26     100.00     100.00     100.00     100.00
$700,001 - $800,000         650        77.93      34.52      50.01     100.00     100.00      50.01
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: $45,845
Maximum: $747,736
Average: $151,604


3. Fico Distribution

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Fico                      Number of       Principal         Current       Principal     Average      Remaining
Distribution                Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
<= 539                          122      16,301,202.62     133,616.41          5.51        8.011           356
540 - 550                       113      17,223,936.86     152,424.22          5.82        7.727           357
551 - 575                       255      36,703,221.71     143,934.20         12.41        7.746           357
576 - 600                       267      40,159,904.20     150,411.63         13.58        7.462           357
601 - 625                       326      47,150,207.47     144,632.54         15.94        7.160           356
626 >=                          868     138,240,027.72     159,262.70         46.74        6.458           356
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Fico                      FICO      Original      Back       Full      Owner      Single      -out
Distribution              Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
<= 539                      529        72.19      41.42      70.69      99.65      87.57      81.17
540 - 550                   545        75.69      41.33      58.39      98.23      91.06      83.20
551 - 575                   563        79.10      39.44      57.08      98.28      88.33      71.47
576 - 600                   587        81.77      40.13      52.80      95.35      87.32      73.18
601 - 625                   613        82.87      40.25      52.23      93.94      83.60      60.50
626 >=                      665        81.71      40.58      38.01      91.96      84.41      36.64
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 503
Maximum: 806

Weighted Average: 619.2


4. Range of Original LTV Ratios (%) (%)

                                                                                                     Weighted
                                                                            % by                      Average
Range of                                   Current          Average        Current      Weighted      Stated
Original                  Number of       Principal         Current       Principal     Average      Remaining
LTV Ratios (%) (%)          Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
<= 80.00%                     1,218     181,708,486.79     149,185.95         61.43        6.829           357
80.01% - 85.00%                 277      44,464,310.39     160,520.98         15.03        7.442           356
85.01% - 90.00%                 456      69,605,703.40     152,644.09         23.53        7.272           357
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
Range of                            Average       Avg        Pct        Pct        Pct        Cash
Original                  FICO      Original      Back       Full      Owner      Single      -out
LTV Ratios (%) (%)        Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
<= 80.00%                   620        76.29      40.56      47.79      94.72      85.18      47.61
80.01% - 85.00%             597        84.65      40.47      47.00      96.56      85.70      75.72
85.01% - 90.00%             630        89.71      39.99      47.64      91.80      87.17      60.61
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 22.64%
Maximum: 90.00%
Weighted Average: 80.71%


5. Occupancy

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
                          Number of       Principal         Current       Principal     Average      Remaining
Occupancy                   Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Primary                       1,797     278,943,177.46     155,227.14         94.31        7.011           357
Investment                      145      15,688,916.48     108,199.42          5.30        7.277           356
Second Home                       9       1,146,406.64     127,378.52          0.39        6.978           356
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
                          FICO      Original      Back       Full      Owner      Single      -out
Occupancy                 Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
Primary                     617        80.63      40.48      46.86     100.00      86.90      54.68
Investment                  657        82.26      39.14      62.38       0.00      65.40      59.02
Second Home                 622        79.13      41.35      34.20       0.00      76.74      51.84
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======


6. Loan Purpose

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Loan                      Number of       Principal         Current       Principal     Average      Remaining
Purpose                     Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Refinance - Cashout           1,025     162,368,670.48     158,408.46         54.90        7.245           357
Purchase                        628      88,537,492.17     140,983.27         29.93        6.823           356
Refinance - Rate Term           298      44,872,337.93     150,578.32         15.17        6.629           357
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                      Pct
                                    Average       Avg       Pct       Pct       Pct        Cash
Loan                      FICO      Original     Back      Full      Owner     Single      -out
Purpose                   Score       LTV        Ratio      Doc       Occ      Family      Refi
---------------------     -----     --------    ------     ------    ------    ------     ------
Refinance - Cashout         602        79.92     40.02     47.36     93.93      85.02     100.00
Purchase                    642        82.07     40.63     49.27     93.34      85.51       0.00
Refinance - Rate Term       639        80.87     41.43     45.44     97.58      88.71       0.00
---------------------     -----     --------    ------     ------    ------    ------     ------
Total:                      619        80.71     40.41     47.64     94.31      85.72      54.90
=====================     =====     ========    ======     ======    ======    ======     ======


7. Documentation Level

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Documentation             Number of       Principal         Current       Principal     Average      Remaining
Level                       Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Stated Documentation            874     150,145,923.10     171,791.67         50.76        7.127           357
Full Documentation            1,057     140,903,716.59     133,305.31         47.64        6.923           357
12 mos. Bk Stmts                 20       4,728,860.89     236,443.04          1.60        6.850           357
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Documentation             FICO      Original      Back       Full      Owner      Single      -out
Level                     Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
Stated Documentation        630        80.62      40.70       0.00      95.57      85.16      55.20
Full Documentation          608        80.64      40.08     100.00      92.78      85.85      54.57
12 mos. Bk Stmts            618        85.34      41.41       0.00     100.00     100.00      54.98
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======


8. Back Ratio

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Back                      Number of       Principal         Current       Principal     Average      Remaining
Ratio                       Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
0.01 - 5.00                       3         201,504.30      67,168.10          0.07        7.808           357
5.01 - 10.00                      1         107,235.12     107,235.12          0.04        7.540           355
10.01 - 15.00                     9       1,036,161.48     115,129.05          0.35        7.531           357
15.01 - 20.00                    45       4,623,456.15     102,743.47          1.56        7.505           357
20.01 - 25.00                   102      12,255,884.59     120,155.73          4.14        7.079           357
25.01 - 30.00                   157      20,009,327.61     127,447.95          6.76        7.077           357
30.01 - 35.00                   226      30,080,143.82     133,097.98         10.17        7.111           357
35.01 - 40.00                   320      49,224,478.01     153,826.49         16.64        6.979           356
40.01 - 45.00                   464      71,666,379.54     154,453.40         24.23        7.045           356
45.01 - 50.00                   576      98,304,028.81     170,666.72         33.24        6.939           357
50.01 - 55.00                    46       8,012,445.61     174,183.60          2.71        7.321           356
55.01 - 60.00                     1         151,389.02     151,389.02          0.05        5.990           356
60.01 - 65.00                     1         106,066.52     106,066.52          0.04        6.750           358
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Back                      FICO      Original      Back       Full      Owner      Single      -out
Ratio                     Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
0.01 - 5.00                 617        74.81       2.16      40.59      40.59     100.00      74.26
5.01 - 10.00                561        90.00       6.22       0.00     100.00     100.00       0.00
10.01 - 15.00               616        78.51      12.52      19.92      69.16     100.00      75.90
15.01 - 20.00               617        83.14      17.89      54.70      82.77      76.49      62.45
20.01 - 25.00               605        77.13      22.66      56.63      96.95      89.57      65.08
25.01 - 30.00               624        81.59      27.68      59.25      95.55      92.86      63.86
30.01 - 35.00               615        80.25      32.88      50.20      93.76      86.41      57.13
35.01 - 40.00               621        80.78      37.64      49.33      93.47      86.03      51.26
40.01 - 45.00               622        81.13      42.74      40.04      94.59      84.67      51.56
45.01 - 50.00               622        80.96      47.72      46.63      94.84      84.75      53.69
50.01 - 55.00               572        77.17      51.59      65.13      96.36      81.47      70.39
55.01 - 60.00               655        80.00      59.94     100.00     100.00     100.00       0.00
60.01 - 65.00               639        85.00      61.85       0.00     100.00     100.00       0.00
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======

Minimum: 0.03
Maximum: 61.85
Weighted Average: 40.41


9. Geographical Distribution

                                                                                                     Weighted
                                                                            % by                      Average
                                           Current          Average        Current      Weighted      Stated
Geographical              Number of       Principal         Current       Principal     Average      Remaining
Distribution                Loans          Balance          Balance        Balance       Coupon        Term
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Florida                         186      25,715,053.16     138,252.97          8.69        7.068           356
California-Northern             112      23,575,521.24     210,495.73          7.97        6.600           356
California-Southern              86      20,110,474.01     233,842.72          6.80        6.637           356
New Jersey                       70      15,342,237.72     219,174.82          5.19        7.183           357
Illinois                         94      15,119,379.69     160,844.46          5.11        7.042           357
Other                         1,403     195,915,834.76     139,640.65         66.24        7.097           357
---------------------     ---------     --------------     ----------     ---------     --------     ---------
Total:                        1,951     295,778,500.58     151,603.54        100.00        7.025           357
=====================     =========     ==============     ==========     =========     ========     =========

                                    Weighted      Wtd                                         Pct
                                    Average       Avg        Pct        Pct        Pct        Cash
Geographical              FICO      Original      Back       Full      Owner      Single      -out
Distribution              Score       LTV        Ratio       Doc        Occ       Family      Refi
---------------------     -----     --------     ------     ------     ------     ------     ------
Florida                     625        81.55      39.91      41.52      92.69      80.84      55.86
California-Northern         629        78.61      41.31      42.03      94.29      95.55      59.09
California-Southern         620        79.51      43.21      39.26      96.56      78.32      64.40
New Jersey                  600        79.57      41.36      29.67      95.11      67.34      70.17
Illinois                    626        79.89      42.56      41.31      97.34      71.87      60.85
Other                       618        81.12      39.84      51.87      93.99      88.45      51.63
---------------------     -----     --------     ------     ------     ------     ------     ------
Total:                      619        80.71      40.41      47.64      94.31      85.72      54.90
=====================     =====     ========     ======     ======     ======     ======     ======

Number of States Represented: 47

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or upto- date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

FICO DISTRIBUTION

FICO              Total Balance                   LTV       Adjusted Balance[1]                        WA Loan         WAC
                      Amount          %[2]                        Amount                %[2]           Balance
-------------     --------------     ------      ------     -------------------      ----------      -----------     -------
FICO NA                       --       0.00%     > 65.0                      --            0.00%              --          --
0 - 500                       --       0.00%     > 65.0                      --            0.00%              --          --
500.01 - 550       36,509,517.02       9.55%     > 70.0           26,059,877.81            6.81%      142,615.30       7.901
550.01 - 575       39,495,421.87      10.33%     > 70.0           32,718,002.97            8.55%      139,559.79       7.763
575.01 - 600       45,465,805.66      11.89%     > 70.0           40,805,500.93           10.67%      145,258.17       7.467
600.01 - 620       46,197,441.64      12.08%     > 70.0           42,575,168.81           11.13%      143,026.14       7.231
620.01 - 650       90,490,960.41      23.66%     > 80.0           34,499,278.77            9.02%      153,114.99       6.646
650.01 - 680       70,186,993.31      18.35%     > 80.0           20,535,944.82            5.37%      162,094.67       6.431
680.01 - 700       19,427,708.18       5.08%     > 85.0            2,825,946.96            0.74%      157,948.85       6.323
700.01 - 750       26,077,441.34       6.82%     > 85.0            4,552,226.99            1.19%      159,984.30       6.206
750.01 - 800        8,362,776.27       2.19%     > 85.0            1,985,153.55            0.52%      163,976.01       6.431
800 +                 238,535.58       0.06%     > 85.0                    0.00            0.00%      238,535.58       6.490
-------------     --------------     ------      ------     -------------------      ----------      -----------     -------
TOTAL             382,452,601.28     100.00%                                 --           54.01%      150,749.94       6.959
=============     ==============     ======      ======     ===================      ==========      ===========     =======
FICO              % Covered by      WA FICO     WA LTV     WA DTI     % SFD/ PUD     % Owner Occ.     % Full Doc     % Cashout Refi
                  Mortgage Ins.
-------------     -------------     -------     ------     ------     ----------     ------------     ----------     --------------
FICO NA                      --          --         --         --             --               --             --                 --
0 - 500                      --          --         --         --             --               --             --                 --
500.01 - 550           n/a              537      73.69      41.48          90.05            99.01          64.38              83.46
550.01 - 575           n/a              563      78.77      39.29          90.19            98.40          57.17              71.57
575.01 - 600           n/a              588      81.21      40.10          87.38            95.33          53.89              75.11
600.01 - 620           n/a              610      82.24      40.39          87.61            94.48          56.95              61.52
620.01 - 650           n/a              636      80.90      40.07          87.71            93.96          49.15              50.44
650.01 - 680           n/a              663      80.89      40.55          88.69            93.44          41.41              40.12
680.01 - 700           n/a              689      79.32      40.80          87.75            90.37          34.76              38.50
700.01 - 750           n/a              722      79.97      39.59          86.95            86.20          47.05              40.24
750.01 - 800           n/a              765      81.52      40.04          81.32            84.54          42.44              40.33
800 +                  n/a              806      80.00      47.58         100.00           100.00           0.00               0.00
-------------     -------------     -------     ------     ------     ----------     ------------     ----------     --------------
TOTAL                  n/a              627      80.06      40.26          88.14            94.12          50.47              56.60
=============     =============     =======     ======     ======     ==========     ============     ==========     ==============

FICO: Average                627        Min:        503      Max:            806


DEBT-TO INCOME (DTI) DISTRIBUTION

DTI               Total Balance                   FICO      Adjusted Balance[1]                        WA Loan         WAC
                      Amount          %[2]                        Amount                %[2]           Balance
-------------     --------------     ------      ------     -------------------      ----------      -----------     -------
<=20                8,264,699.63       2.16%     < 550               477,425.78            0.12%      100,789.02       7.338
20.001 - 25.00     16,196,407.35       4.23%     < 550             2,453,932.42            0.64%      122,700.06       6.938
25.001 - 30.00     26,547,196.45       6.94%     < 575             4,539,620.18            1.19%      124,634.73       7.046
30.001 - 35.00     41,042,761.45      10.73%     < 575             7,798,267.08            2.04%      135,903.18       7.002
35.001 - 40.00     65,594,603.47      17.15%     < 600            18,593,031.78            4.86%      150,792.19       6.905
40.001 - 45.00     86,701,374.85      22.67%     < 625            36,588,721.22            9.57%      153,725.84       6.982
45.001 - 50.00    127,398,509.46      33.31%     < 650            81,965,827.02           21.43%      169,864.68       6.885
50.001 - 55.00     10,449,593.08       2.73%     < 675            10,212,776.87            2.67%      183,326.19       7.358
           55+        257,455.54       0.07%     < 700               257,455.54            0.07%      128,727.77       6.303
-------------     --------------     ------      ------     -------------------      ----------      -----------     -------
TOTAL             382,452,601.28     100.00%                                 --           42.59%      150,749.94       6.959
=============     ==============     ======      ======     ===================      ==========      ===========     =======
DTI               % Covered by      WA FICO     WA LTV     WA DTI     % SFD/ PUD     % Owner Occ.     % Full Doc     % Cashout Refi
                  Mortgage Ins.
-------------     -------------     -------     ------     ------     ----------     ------------     ----------     --------------
<=20                   n/a              626      80.94      16.39          85.73            85.53          51.20              67.12
20.001 - 25.00         n/a              617      75.90      22.67          93.49            96.63          59.40              68.56
25.001 - 30.00         n/a              629      80.02      27.74          90.92            93.71          60.21              66.10
30.001 - 35.00         n/a              627      79.98      32.79          88.89            94.50          54.64              61.27
35.001 - 40.00         n/a              630      80.05      37.58          88.68            93.84          49.92              53.72
40.001 - 45.00         n/a              629      80.47      42.68          88.38            93.91          42.16              53.70
45.001 - 50.00         n/a              629      80.56      47.81          86.91            94.64          50.50              52.91
50.001 - 55.00         n/a              573      76.59      51.80          80.94            95.16          66.62              75.66
           55+         n/a              648      82.06      60.73         100.00           100.00          58.80               0.00
-------------     -------------     -------     ------     ------     ----------     ------------     ----------     --------------
TOTAL                  n/a              627      80.06      40.26          88.14            94.12          50.47              56.60
=============     =============     =======     ======     ======     ==========     ============     ==========     ==============

DTI: Average                  40        Min:         0       Max:             62


LOAN-TO- VALUE (LTV) DISTIBUTION

LTV               Total Balance                   DTI       Adjusted Balance[1]                        WA Loan         WAC
                      Amount          %[2]                        Amount                %[2]           Balance
-------------     --------------     ------      ------     -------------------      ----------      -----------     -------
< 60.00            15,384,953.72       4.02%      > 50               221,365.85            0.06%      147,932.25       6.900
60.01 - 70.00      26,731,343.29       6.99%      > 50             2,583,080.00            0.68%      160,067.92       7.110
70.01 - 80.00     199,860,429.24      52.26%      > 50             5,312,130.06            1.39%      146,417.90       6.728
80.01 - 85.00      59,294,487.92      15.50%      > 50             1,545,176.37            0.40%      159,393.78       7.267
85.01 - 90.00      81,181,387.11      21.23%      > 50             1,045,296.34            0.27%      153,461.98       7.262
90.01 - 95.00                 --       0.00%      > 50                       --            0.00%              --          --
95.01 - 100.00                --       0.00%      > 50                       --            0.00%              --          --
          100+                --       0.00%      > 50                       --            0.00%              --          --
-------------     --------------     ------      ------     -------------------      ----------      -----------     -------
TOTAL             382,452,601.28     100.00%                      10,707,048.62            2.80%      150,749.94       6.959
=============     ==============     ======      ======     ===================      ==========      ===========     =======
LTV               % Covered by      WA FICO     WA LTV     WA DTI     % SFD/ PUD     % Owner Occ      % Full Doc     % Cashout Refi
                  Mortgage Ins.
-------------     -------------     -------     ------     ------     ----------     ------------     ----------     --------------
< 60.00                n/a              606      49.89      38.14          83.33            95.54          50.80              90.05
60.01 - 70.00          n/a              599      66.84      39.08          83.57            97.24          45.82              90.68
70.01 - 80.00          n/a              634      78.89      40.78          88.86            94.63          52.05              41.68
80.01 - 85.00          n/a              612      84.54      39.86          86.39            95.22          53.15              76.91
85.01 - 90.00          n/a              634      89.72      40.07          90.05            90.76          46.06              60.93
90.01 - 95.00          n/a               --         --         --             --               --             --                 --
95.01 - 100.00         n/a               --         --         --             --               --             --                 --
          100+         n/a               --         --         --             --               --             --                 --
-------------     -------------     -------     ------     ------     ----------     ------------     ----------     --------------
TOTAL                  n/a              627      80.06      40.26          88.14            94.12          50.47              56.60
=============     =============     =======     ======     ======     ==========     ============     ==========     ==============

LTV: Average               80.06        Min:     22.64       Max:          90.00

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.


GEOGRAPHIC CONCENTRATION - TOP 12 STATES

STATE                              Total Balance                   WA Loan        WAC      % Covered by      WA FICO     WA LTV
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------     -------     ------
California                          56,024,167.41      14.65%     219,702.62     6.534          n/a              634      78.59
Florida                             30,889,621.52       8.08%     136,077.63     7.038          n/a              629      80.47
Maryland                            19,117,641.55       5.00%     203,379.17     7.072          n/a              618      79.44
New Jersey                          18,267,555.01       4.78%     222,775.06     7.162          n/a              606      78.87
Illinois                            18,061,467.89       4.72%     155,702.31     7.003          n/a              632      79.96
Ohio                                16,233,808.94       4.24%     121,147.83     6.884          n/a              627      81.59
Pennsylvania                        16,178,354.35       4.23%     127,388.62     7.322          n/a              614      80.60
Virginia                            15,489,177.62       4.05%     159,682.24     7.038          n/a              624      80.85
Arizona                             15,070,853.45       3.94%     138,264.71     6.687          n/a              650      80.69
Georgia                             13,502,408.53       3.53%     145,187.19     7.240          n/a              617      81.02
North Carolina                      12,939,205.56       3.38%     116,569.42     7.127          n/a              625      81.79
Michigan                            12,931,759.38       3.38%     124,343.84     7.364          n/a              619      81.29
------------------------------     --------------     ------      ----------     -----     -------------     -------     ------
TOTAL                              382,452,601.28      63.98%     150,749.94     6.959          n/a              627      80.06
==============================     ==============     ======      ==========     =====     =============     =======     ======
STATE                              WA DTI     % SFD/ PUD     % Owner Occ     % Full Doc     % Cashout Refi

------------------------------     ------     ----------     -----------     ----------     --------------
California                          41.45          88.76           95.66          46.07              63.79
Florida                             40.20          85.86           90.89          42.65              57.29
Maryland                            42.24          88.26           96.82          55.07              66.40
New Jersey                          41.26          69.19           95.38          29.37              73.38
Illinois                            42.05          72.46           96.56          43.29              62.31
Ohio                                37.59          95.00           89.85          62.82              57.93
Pennsylvania                        39.38          92.30           94.04          48.15              50.70
Virginia                            39.56          94.00           94.21          54.62              78.00
Arizona                             37.72          96.92           93.86          52.21              36.45
Georgia                             41.48          96.95           93.09          48.82              47.18
North Carolina                      39.88          99.23           90.30          56.58              41.94
Michigan                            40.13          86.25           89.33          54.35              57.54
------------------------------     ------     ----------     -----------     ----------     --------------
TOTAL                               40.26          88.14           94.12          50.47              56.60
==============================     ======     ==========     ===========     ==========     ==============


PRINCIPAL BALANCE

Scheduled Principal Balance        Total Balance                   WA Loan        WAC      % Covered by      WA FICO     WA LTV
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------     -------     ------
0 - $50K                             2,190,505.04       0.57%      49,784.21     7.493          n/a              629      76.79
$51 - $200K                        228,249,008.22      59.68%     115,921.28     7.070          n/a              624      80.03
$200.1 - $250K                      53,376,501.51      13.96%     225,217.31     6.826          n/a              624      81.41
$250.1 - $300K                      32,145,419.94       8.41%     272,418.81     6.815          n/a              629      79.75
$300.1 - $400K                      37,852,417.52       9.90%     347,269.89     6.885          n/a              627      80.67
$400.1 - $500K                      23,001,244.27       6.01%     451,004.79     6.531          n/a              650      77.53
$500.1 - $600K                       2,875,030.09       0.75%     575,006.02     6.413          n/a              649      85.41
$600.1 - $700K                       1,267,368.97       0.33%     633,684.49     7.178          n/a              634      58.85
$700.1 - $800K                       1,495,105.72       0.39%     747,552.86     6.335          n/a              650      77.93
$800.1 - $900K                                 --       0.00%             --        --          n/a               --         --
$900.1 - $1000K                                --       0.00%             --        --          n/a               --         --
>$1000K                                        --       0.00%             --        --          n/a               --         --
------------------------------     --------------     ------      ----------     -----     -------------     -------     ------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a              627      80.06
==============================     ==============     ======      ==========     =====     =============     =======     ======
Scheduled Principal Balance        WA DTI     % SFD/ PUD     % Owner Occ     % Full Doc     % Cashout Refi

------------------------------     ------     ----------     -----------     ----------     --------------
0 - $50K                            33.99          84.06           70.53          77.35              47.88
$51 - $200K                         39.18          89.35           92.41          58.14              51.04
$200.1 - $250K                      41.52          86.40           96.70          42.27              65.14
$250.1 - $300K                      42.67          83.88           97.51          34.87              61.90
$300.1 - $400K                      42.38          86.25           97.38          31.73              69.43
$400.1 - $500K                      41.51          86.68           95.80          36.99              64.61
$500.1 - $600K                      42.44         100.00          100.00          80.06              59.16
$600.1 - $700K                      47.22         100.00          100.00         100.00              51.54
$700.1 - $800K                      34.52         100.00          100.00          50.01              50.01
$800.1 - $900K                         --             --              --             --                 --
$900.1 - $1000K                        --             --              --             --                 --
>$1000K                                --             --              --             --                 --
------------------------------     ------     ----------     -----------     ----------     --------------
TOTAL                               40.26          88.14           94.12          50.47              56.60
==============================     ======     ==========     ===========     ==========     ==============
Principal Balance: Average        150,750           Min:          45,845           Max:            747,736


DOCUMENTATION TYPE

Doc Type                           Total Balance                   WA Loan        WAC      % Covered by
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------
Full                               193,008,091.63      50.47%     134,782.19     6.821          n/a
Stated Documentation               181,536,021.40      47.47%     169,185.48     7.124          n/a
12 Months Bank Statements            7,908,488.25       2.07%     247,140.26     6.524          n/a
No Documentation                               --       0.00%             --        --          n/a
Other                                          --       0.00%             --        --          n/a
------------------------------     --------------     ------      ----------     -----     -------------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a
==============================     ==============     ======      ==========     =====     =============
Doc Type                           WA FICO     WA LTV     WA DTI     % SFD/ PUD     % Owner Occ     % Cashout Refi

------------------------------     -------     ------     ------     ----------     -----------     --------------
Full                                   619      79.97      39.99          88.84           92.72              55.76
Stated Documentation                   634      80.15      40.57          87.49           95.34              56.84
12 Months Bank Statements              649      79.95      39.81          85.85          100.00              71.44
No Documentation                        --         --         --             --              --                 --
Other                                   --         --         --             --              --                 --
------------------------------     -------     ------     ------     ----------     -----------     --------------
TOTAL                                  627      80.06      40.26          88.14           94.12              56.60
==============================     =======     ======     ======     ==========     ===========     ==============


PROPERTY TYPE

Property Type                      Total Balance                   WA Loan        WAC      % Covered by
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------
Single Family Residence            328,356,205.40      85.86%     149,865.91     6.972          n/a
PUD                                  8,721,128.40       2.28%     164,549.59     6.636          n/a
Condo                               15,807,081.00       4.13%     129,566.24     6.862          n/a
2-4 Family                          25,374,696.79       6.63%     183,874.61     6.931          n/a
Townhouse                            3,153,078.11       0.82%     116,780.67     7.162          n/a
Manufactured Housing                 1,040,411.58       0.27%     173,401.93     6.925          n/a
------------------------------     --------------     ------      ----------     -----     -------------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a
==============================     ==============     ======      ==========     =====     =============
Property Type                      WA FICO     WA LTV     WA DTI     % Owner Occ     % Cashout Refi     % Full Doc

------------------------------     -------     ------     ------     -----------     --------------     ----------
Single Family Residence                626      80.15      40.13           95.36              50.62          55.92
PUD                                    636      81.88      39.74           96.84              60.02          46.79
Condo                                  629      80.39      41.14           88.05              39.55          52.38
2-4 Family                             638      77.88      41.72           80.74              51.13          71.42
Townhouse                              612      82.28      40.87           92.88              56.32          50.39
Manufactured Housing                   597      75.49      34.83          100.00              52.25          75.55
------------------------------     -------     ------     ------     -----------     --------------     ----------
TOTAL                                  627      80.06      40.26           94.12              50.47          56.60
==============================     =======     ======     ======     ===========     ==============     ==========


PMI - PRIMARY MORTGAGE INSURANCE

Mortgage Insurance                 Total Balance                  WA Loan       WAC     % Covered by
                                       Amount          %[2]       Balance               Mortgage Ins.
------------------------------     --------------     ------     ----------     ---     -------------
Loans >80 LTV w/MI                      n/a           #VALUE!       n/a         n/a          n/a
Loans >80 LTV w/o MI                    n/a           #VALUE!       n/a         n/a          n/a
Other                                   n/a           #VALUE!       n/a         n/a          n/a
------------------------------     --------------     ------     ----------     ---     -------------
TOTAL                                   n/a           #VALUE!       n/a         n/a          n/a
==============================     ==============     ======     ==========     ===     =============
Mortgage Insurance                 WA FICO     WA LTV     WA DTI     % Owner Occ     % Cashout Refi     % Full Doc     Is MI down
                                                                                                                       to 60 LTV
------------------------------     -------     ------     ------     -----------     --------------     ----------     ----------
Loans >80 LTV w/MI                   n/a        n/a        n/a           n/a              n/a              n/a            n/a
Loans >80 LTV w/o MI                 n/a        n/a        n/a           n/a              n/a              n/a            n/a
Other                                n/a        n/a        n/a           n/a              n/a              n/a            n/a
------------------------------     -------     ------     ------     -----------     --------------     ----------     ----------
TOTAL                                n/a        n/a        n/a           n/a              n/a              n/a            n/a
==============================     =======     ======     ======     ===========     ==============     ==========     ==========


LOAN BALANCE

Loan Purpose                       Total Balance                   WA Loan        WAC      % Covered by
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------
Refinance - Cashout                216,460,659.53      56.60%     158,695.50     7.124          n/a
Purchase                           105,309,103.35      27.54%     138,564.61     6.801          n/a
Refinance - Rate Term               60,682,838.40      15.87%     146,931.81     6.645          n/a
------------------------------     --------------     ------      ----------     -----     -------------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a
==============================     ==============     ======      ==========     =====     =============
Loan Purpose                       WA. FICO     WA. LTV     WA DTI     % SFD/ PUD     % Owner Occ

------------------------------     --------     -------     ------     ----------     -----------
Refinance - Cashout                     613       78.97      39.70          86.71           93.67
Purchase                                646       82.00      40.70          89.67           93.29
Refinance - Rate Term                   643       80.57      41.50          90.58           97.17
------------------------------     --------     -------     ------     ----------     -----------
TOTAL                                   627       80.06      40.26          88.14           94.12
==============================     ========     =======     ======     ==========     ===========


COLLATERAL TYPE - FIXED/FLOATING

Lien Status                        Total Balance                   WA Loan        WAC      % Covered by      WA FICO
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------     -------
Balloon - 15/30                         68,099.84       0.02%      68,099.84     5.850          n/a              655
ARM - 2 Year/6 Month - IO 5 Yr     195,546,672.74      51.13%     153,610.90     7.257          n/a              609
ARM - 3 Year/6 Month - IO 5 Yr     100,231,827.84      26.21%     147,834.55     6.573          n/a              640
Fixed                               86,606,000.86      22.64%     148,044.45     6.732          n/a              653
------------------------------     --------------     ------      ----------     -----     -------------     -------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a              627
==============================     ==============     ======      ==========     =====     =============     =======
Lien Status                        WA LTV     WA DTI     % SFD/ PUD     % Owner Occ     % Cashout Refi     Index     Margin

------------------------------     ------     ------     ----------     -----------     --------------     -----     ------
Balloon - 15/30                     80.00      37.13         100.00          100.00               0.00      FR        0.000
ARM - 2 Year/6 Month - IO 5 Yr      80.32      40.40          87.98           95.47              61.42      LM6       6.999
ARM - 3 Year/6 Month - IO 5 Yr      81.46      40.43          89.17           92.03              42.17      LM6       6.321
Fixed                               77.83      39.75          87.29           93.46              62.46      FR        0.000
------------------------------     ------     ------     ----------     -----------     --------------     -----     ------
TOTAL                               80.06      40.26          88.14           94.12              56.60      LM6       6.769
==============================     ======     ======     ==========     ===========     ==============     =====     ======


LIEN STATUS

Lien Status                        Total Balance                   WA Loan        WAC      % Covered by
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------
First Lien                         382,452,601.28     100.00%     150,749.94     6.959          n/a
Second Lien                                    --       0.00%             --        --          n/a
------------------------------     --------------     ------      ----------     -----     -------------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a
==============================     ==============     ======      ==========     =====     =============
Lien Status                        WA FICO     WA LTV     WA DTI     % SFD/ PUD     % Owner Occ     % Cashout Refi

------------------------------     -------     ------     ------     ----------     -----------     --------------
First Lien                             627      80.06      40.26          88.14           94.12              56.60
Second Lien                             --         --         --             --              --                 --
------------------------------     -------     ------     ------     ----------     -----------     --------------
TOTAL                                  627      80.06      40.26          88.14           94.12              56.60
==============================     =======     ======     ======     ==========     ===========     ==============


OCCUPANCY TYPE

Occupancy Type                     Total Balance                   WA Loan        WAC      % Covered by
                                       Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------
Primary Residence                  359,955,981.10      94.12%     154,355.05     6.938          n/a
Investment                          19,521,636.25       5.10%     104,393.78     7.351                --
Second Home                          2,974,983.93       0.78%     165,276.89     6.949          n/a
------------------------------     --------------     ------      ----------     -----     -------------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a
==============================     ==============     ======      ==========     =====     =============
Occupancy Type                     WA. FICO     WA LTV     WA DTI     % SFD/ PUD     % Owner Occ     % Cashout Refi

------------------------------     --------     ------     ------     ----------     -----------     --------------
Primary Residence                       625      79.93      40.31          89.34          100.00              56.33
Investment                              659      82.72      38.95          65.51            0.00              59.26
Second Home                             640      77.97      42.77          91.04            0.00              72.10
------------------------------     --------     ------     ------     ----------     -----------     --------------
TOTAL                                   627      80.06      40.26          88.14           94.12              56.60
==============================     ========     ======     ======     ==========     ===========     ==============


PREPAYMENT PENALTY

Prepayment Charges Term            Total Balance                   WA Loan        WAC      % Covered by
at Origination                         Amount          %[2]        Balance                 Mortgage Ins.
------------------------------     --------------     ------      ----------     -----     -------------
0 Months                            63,979,463.07      16.73%     150,894.96     7.208          n/a
12 Months                           23,305,940.94       6.09%     202,660.36     6.801          n/a
24 Months                          153,590,262.44      40.16%     151,469.69     7.200          n/a
36 Months                          141,576,934.83      37.02%     143,879.00     6.611          n/a
48 Months                                      --       0.00%             --        --          n/a
60 Months                                      --       0.00%             --        --          n/a
------------------------------     --------------     ------      ----------     -----     -------------
TOTAL                              382,452,601.28     100.00%     150,749.94     6.959          n/a
==============================     ==============     ======      ==========     =====     =============
Prepayment Charges Term              WA        WA LTV     WA DTI       % SFD          % Owner         % Cashout
at Origination                      FICO                               / PUD            Occ              Refi
------------------------------     -------     ------     ------     ----------     -----------     --------------
0 Months                               618      80.58      40.46          87.53           93.35              54.00
12 Months                              643      78.90      39.57          88.96           96.73              52.74
24 Months                              610      80.37      40.40          88.23           95.71              62.88
36 Months                              646      79.67      40.14          88.17           92.31              51.60
48 Months                               --         --         --             --              --                 --
60 Months                               --         --         --             --              --                 --
------------------------------     -------     ------     ------     ----------     -----------     --------------
TOTAL                                  627      80.06      40.26          88.14           94.12              56.60
==============================     =======     ======     ======     ==========     ===========     ==============


COLLATERAL DESCRIPTION BY LOAN GROUP

Loan Group                           Loan Type          Index        % of       Gross      Net       WAM
                                                                     Pool        WAC       WAC      (mos)
------------------------------     --------------     ---------     ------      -----     -----     -----
Group 1                               MORTGAGE        LIBOR_6MO      84.65%     6.953     6.433       354
Group 2                               MORTGAGE        LIBOR_6MO      15.35%     6.989     6.469       355
------------------------------     --------------     ---------     ------      -----     -----     -----
TOTAL                                 MORTGAGE        LIBOR_6MO     100.00%     6.959     6.439       354
==============================     ==============     =========     ======      =====     =====     =====
Loan Group                         Seasoning     Gross       Net       Rate       Max       Mos to Roll
                                                 Margin     Margin     Caps       Rate
------------------------------     ---------     ------     ------     -----     ------     -----------
Group 1                                    3      6.761      6.241     1.000     13.014              23
Group 2                                    3      6.813      6.293     1.000     13.087              24
------------------------------     ---------     ------     ------     -----     ------     -----------
TOTAL                                      3      6.769      6.249     1.000     13.025              24
==============================     =========     ======     ======     =====     ======     ===========


SECTION 32 LOANS

                                   Total Balance                 WA Loan     WAC     % Covered by
                                      Amount          %[2]       Balance             Mortgage Ins.
------------------------------     -------------     ------      -------     ---     -------------
Section 32 Loans                        n/a            0.00%       n/a       n/a          n/a
------------------------------     -------------     ------      -------     ---     -------------
Total                                   n/a            0.00%       n/a       n/a          n/a
==============================     =============     ======      =======     ===     =============
                                   WA FICO     WA LTV     WA DTI     % SFD/ PUD     % Owner Occ     % Cashout Refi

------------------------------     -------     ------     ------     ----------     -----------     --------------
Section 32 Loans                     n/a        n/a        n/a          n/a             n/a              n/a
------------------------------     -------     ------     ------     ----------     -----------     --------------
Total                                n/a        n/a        n/a          n/a             n/a              n/a
==============================     =======     ======     ======     ==========     ===========     ==============






TOP 5 MSA

MSA                                              %[2]
---                                              ----
95624                 1,226,278.66               0.32
20906                 1,143,637.57               0.30
22193                 1,025,495.37               0.27
93611                   975,564.74               0.26
60639                   895,671.84               0.23
Other               377,185,953.10              98.62
Total:              382,452,601.28             100.00


TOP 5 ORIGINATORS                         SERVICERS

Originator        %[2]                    Servicer                      %[2]
----------        ----                    --------                      ----


STRESS ANALYSIS

Rating Agency Base Case Loss Expectations

           Standard & Poors: Analyst Name :                                                                   Moody's: Analyst Name:
           Foreclosure Frequency     Loss Severity     Cum Losses   Foreclosure Frequency    Loss Severity    Cum Losses
           ---------------------     -------------     ----------   ---------------------    -------------    ----------
AA
A
A-
BBB+
BBB
BBB-
B

Assuming forward LIBOR and Loss Severity depending on MI (see table on the side for Loss Severity assumption); 100% advance of p&I; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

         Breakeven CDR                           Cumulative Losses
         -------------     ------     ------     -----------------     ------
            25 CPR         40 CPR     60 CPR          25 CPR           40 CPR
AA
A
A-
BBB+
BBB
BBB-
                      Mortgage Insurance (MI) Coverage        Loss Severity %
         ------     -------------------------------------     ---------------
         60 CPR                     None                                 0.50
AA                    >70% Loans w/ >80 LTV down to 80%                  0.45
A                   50 - 70% Loans w/ >80 LTV down to 80%                0.40
A-                  50 - 70% Loans w/ >80 LTV down to 60%                0.35
BBB+                      >70% LTV >80% down to 60%                      0.30
BBB
BBB-

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Fixed

Fixed

                                                            % of Mortgage        Weighted
                                                            Loan Pool by         Average
                      Number of         Aggregate             Aggregate           Gross
Current               Mortgage        Cut-off Date          Cut-off Date         Interest
Coupon                  Loans       Principal Balance     Principal Balance        Rate
-----------------     ---------     -----------------     -----------------      --------
5.500% - 5.749%               6            $1,598,154                  1.84%        5.569%
5.750% - 5.999%             107           $21,349,873                 24.63%        5.832%
6.000% - 6.249%              39            $7,525,782                  8.68%        6.116%
6.250% - 6.499%              48            $7,826,034                  9.03%        6.350%
6.500% - 6.749%              75           $11,071,084                 12.77%        6.553%
6.750% - 6.999%              74           $10,389,973                 11.99%        6.906%
7.000% - 7.249%              42            $4,970,842                  5.74%        7.105%
7.250% - 7.499%              47            $5,251,308                  6.06%        7.362%
7.500% - 7.749%              39            $4,445,519                  5.13%        7.591%
7.750% - 7.999%              35            $4,783,306                  5.52%        7.874%
8.000% - 8.249%              13            $1,481,948                  1.71%        8.109%
8.250% - 8.499%              15            $1,800,402                  2.08%        8.312%
8.500% - 8.749%              19            $1,838,220                  2.12%        8.612%
8.750% - 8.999%              11            $1,119,968                  1.29%        8.844%
9.000% - 9.249%               3              $246,054                  0.28%        9.033%
9.250% - 9.499%               3              $261,803                  0.30%        9.323%
9.500% - 9.749%               1              $140,361                  0.16%        9.500%
9.750% - 9.999%               4              $265,532                  0.31%        9.880%
10.000% - 10.249%             1               $49,957                  0.06%       10.150%
10.250% - 10.499%             2              $126,697                  0.15%       10.424%
10.500% - 10.749%             1               $75,850                  0.09%       10.600%
11.750% - 11.999%             1               $55,432                  0.06%       11.750%
-----------------     ---------     -----------------     -----------------      --------
Total:                      586           $86,674,101                100.00%        6.731%
=================     =========     =================     =================      ========


Securitized Asset Backed Receivables LLC Trust 2004-DO1
Arm

Adjustable

                                                            % of Mortgage        Weighted
                                                            Loan Pool by         Average
                      Number of         Aggregate             Aggregate           Gross
Current               Mortgage        Cut-off Date          Cut-off Date         Interest
Coupon                  Loans       Principal Balance     Principal Balance        Rate
-----------------     ---------     -----------------     -----------------      --------
4.500% - 4.749%              15            $2,804,257                  0.95%        4.598%
4.750% - 4.999%              13            $1,893,090                  0.64%        4.919%
5.000% - 5.249%              26            $4,175,321                  1.41%        5.128%
5.250% - 5.499%              37            $6,328,484                  2.14%        5.361%
5.500% - 5.749%              43            $7,288,932                  2.46%        5.615%
5.750% - 5.999%              86           $14,520,650                  4.91%        5.893%
6.000% - 6.249%             130           $20,955,943                  7.09%        6.123%
6.250% - 6.499%             183           $29,253,853                  9.89%        6.363%
6.500% - 6.749%             181           $30,846,854                 10.43%        6.594%
6.750% - 6.999%             248           $40,389,461                 13.66%        6.875%
7.000% - 7.249%             139           $21,250,214                  7.18%        7.116%
7.250% - 7.499%             163           $25,679,011                  8.68%        7.361%
7.500% - 7.749%             153           $20,770,953                  7.02%        7.605%
7.750% - 7.999%             200           $28,751,019                  9.72%        7.885%
8.000% - 8.249%              69            $8,859,936                  3.00%        8.119%
8.250% - 8.499%              73            $9,056,895                  3.06%        8.360%
8.500% - 8.749%              70            $8,624,600                  2.92%        8.593%
8.750% - 8.999%              61            $6,744,741                  2.28%        8.870%
9.000% - 9.249%              20            $2,309,565                  0.78%        9.104%
9.250% - 9.499%              21            $2,353,225                  0.80%        9.362%
9.500% - 9.749%               7              $776,434                  0.26%        9.646%
9.750% - 9.999%               9            $1,561,899                  0.53%        9.892%
10.000% - 10.249%             2              $426,408                  0.14%       10.066%
10.250% - 10.499%             2              $156,754                  0.05%       10.438%
-----------------     ---------     -----------------     -----------------      --------
Total:                    1,951          $295,778,501                100.00%        7.025%
=================     =========     =================     =================      ========


Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records

All records

                                                            % of Mortgage        Weighted
                                                            Loan Pool by         Average
                      Number of         Aggregate             Aggregate           Gross
Current               Mortgage        Cut-off Date          Cut-off Date         Interest
Coupon                  Loans       Principal Balance     Principal Balance        Rate
-----------------     ---------     -----------------     -----------------      --------
4.500% - 4.749%              15            $2,804,257                  0.73%        4.598%
4.750% - 4.999%              13            $1,893,090                  0.49%        4.919%
5.000% - 5.249%              26            $4,175,321                  1.09%        5.128%
5.250% - 5.499%              37            $6,328,484                  1.65%        5.361%
5.500% - 5.749%              49            $8,887,085                  2.32%        5.607%
5.750% - 5.999%             193           $35,870,523                  9.38%        5.857%
6.000% - 6.249%             169           $28,481,725                  7.45%        6.121%
6.250% - 6.499%             231           $37,079,887                  9.70%        6.360%
6.500% - 6.749%             256           $41,917,939                 10.96%        6.583%
6.750% - 6.999%             322           $50,779,434                 13.28%        6.881%
7.000% - 7.249%             181           $26,221,056                  6.86%        7.114%
7.250% - 7.499%             210           $30,930,320                  8.09%        7.361%
7.500% - 7.749%             192           $25,216,473                  6.59%        7.602%
7.750% - 7.999%             235           $33,534,325                  8.77%        7.883%
8.000% - 8.249%              82           $10,341,884                  2.70%        8.118%
8.250% - 8.499%              88           $10,857,297                  2.84%        8.352%
8.500% - 8.749%              89           $10,462,820                  2.74%        8.597%
8.750% - 8.999%              72            $7,864,709                  2.06%        8.866%
9.000% - 9.249%              23            $2,555,620                  0.67%        9.097%
9.250% - 9.499%              24            $2,615,028                  0.68%        9.358%
9.500% - 9.749%               8              $916,796                  0.24%        9.624%
9.750% - 9.999%              13            $1,827,431                  0.48%        9.891%
10.000% - 10.249%             3              $476,365                  0.12%       10.075%
10.250% - 10.499%             4              $283,452                  0.07%       10.431%
10.500% - 10.749%             1               $75,850                  0.02%       10.600%
11.750% - 11.999%             1               $55,432                  0.01%       11.750%
-----------------     ---------     -----------------     -----------------      --------
Total:                    2,537          $382,452,601                100.00%        6.959%
=================     =========     =================     =================      ========

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2004-DO1
All records

All records


                                              % by                                  Weighted     Weighted      Master
                              Current        Current      Weighted     Weighted     Average      Average        & Sub
FICO          Number of      Principal      Principal     Average      Average      Maximum      Minumum      Servicing
Score 1         Loans         Balance        Balance       Coupon       Margin        Rate         Rate          Fee
---------     ---------     -----------     ---------     --------     --------     --------     --------     ---------
501 - 510             3         290,193          0.08        8.004        7.754       14.004        8.004         0.500
511 - 520             4         528,109          0.14        7.958        7.708       13.958        7.958         0.500
521 - 530            64       8,853,290          2.31        8.126        7.780       14.044        8.044         0.500
531 - 540            72       9,783,876          2.56        7.968        7.667       13.921        7.921         0.500
541 - 550           113      17,054,049          4.46        7.742        7.476       13.737        7.735         0.500
551 - 560           101      13,482,396          3.53        7.888        7.642       13.884        7.884         0.500
561 - 570           127      18,082,114          4.73        7.728        7.424       13.678        7.678         0.500
571 - 580           122      18,283,348          4.78        7.534        7.301       13.555        7.555         0.500
581 - 590           125      17,709,668          4.63        7.423        7.172       13.420        7.420         0.500
591 - 600           121      17,403,701          4.55        7.515        7.245       13.496        7.409         0.500
601 - 610           179      25,917,865          6.78        7.245        7.077       13.325        7.325         0.500
611 - 620           144      20,279,577          5.30        7.213        6.908       13.227        7.225         0.500
621 - 630           175      25,952,856          6.79        6.747        6.486       12.736        6.736         0.500
631 - 640           192      29,133,004          7.62        6.709        6.384       12.638        6.638         0.500
641 - 650           224      35,405,100          9.26        6.520        6.271       12.520        6.520         0.500
651 - 660           180      29,973,750          7.84        6.518        6.281       12.531        6.531         0.500
661 - 670           141      23,238,020          6.08        6.383        6.114       12.372        6.372         0.500
671 - 680           112      16,975,223          4.44        6.345        6.078       12.329        6.329         0.500
681 - 690            78      12,229,874          3.20        6.354        6.125       12.401        6.401         0.500
691 - 700            45       7,197,834          1.88        6.272        5.978       12.228        6.228         0.500
701 - 710            39       5,745,636          1.50        6.410        5.980       12.230        6.230         0.500
711 - 720            48       7,913,780          2.07        6.035        5.713       11.963        5.963         0.500
721 - 730            31       5,600,935          1.46        6.081        5.817       12.067        6.067         0.500
731 - 740            26       3,536,030          0.92        6.182        5.882       12.132        6.132         0.500
741 - 750            19       3,281,061          0.86        6.499        6.208       12.458        6.458         0.500
751 - 760            24       4,433,877          1.16        6.389        6.060       12.310        6.310         0.500
761 - 770            10       1,716,801          0.45        6.601        6.514       12.851        6.851         0.500
771 - 780             7         880,562          0.23        6.369        6.036       12.286        6.286         0.500
781 - 790             5         550,096          0.14        6.434           --           --           --         0.500
791 - 800             5         781,441          0.20        6.367        6.636       12.886        6.886         0.500
801 - 810             1         238,536          0.06        6.490        6.240       12.490        6.490         0.500
---------     ---------     -----------     ---------     --------     --------     --------     --------     ---------
Total:            2,537     382,452,601        100.00        6.959        6.769       13.025        7.021         0.500
=========     =========     ===========     =========     ========     ========     ========     ========     =========
              Weighted                                                              Weighted
               Average                       Weighted     Weighted     Weighted     Average      Weighted
               Stated        Remaining       Average      Average      Average       Months      Average                 Average
FICO          Remaining     Amortization     Original     Initial       Percap         to        Original     FICO       Current
Score 1         Term            Term           Term         Cap          Cap          Roll         LTV        Score      Balance
---------     ---------     ------------     --------     --------     --------     --------     --------     -----     ----------
501 - 510           356              356          360        3.000        1.000           25        80.00       507      96,731.13
511 - 520           356              356          360        3.000        1.000           19        72.59       516     132,027.15
521 - 530           356              356          360        3.000        1.000           22        73.89       525     138,332.65
531 - 540           357              357          360        3.000        1.000           22        69.36       536     135,887.17
541 - 550           355              355          358        3.000        1.000           22        75.99       546     150,920.79
551 - 560           355              355          359        3.000        1.000           22        77.70       555     133,489.07
561 - 570           354              354          358        3.000        1.000           21        78.00       565     142,378.85
571 - 580           353              353          357        3.000        1.000           21        81.95       576     149,863.51
581 - 590           353              353          357        3.000        1.000           21        80.46       586     141,677.34
591 - 600           356              356          359        3.000        1.000           22        81.70       595     143,832.24
601 - 610           355              355          358        3.000        1.000           23        81.75       606     144,792.54
611 - 620           353              353          357        3.000        1.000           24        82.87       616     140,830.40
621 - 630           355              355          358        3.000        1.000           24        81.86       625     148,302.04
631 - 640           355              355          359        3.000        1.000           25        80.29       636     151,734.40
641 - 650           353              353          356        3.000        1.000           26        80.70       645     158,058.48
651 - 660           354              354          357        3.000        1.000           25        80.92       655     166,520.84
661 - 670           354              354          357        3.000        1.000           24        81.14       665     164,808.65
671 - 680           350              350          354        3.000        1.000           24        80.49       675     151,564.49
681 - 690           351              351          354        3.000        1.000           24        78.26       685     156,793.26
691 - 700           355              355          358        3.000        1.000           26        81.11       695     159,951.87
701 - 710           357              357          360        3.000        1.000           27        80.86       706     147,324.00
711 - 720           351              351          355        3.000        1.000           26        80.74       715     164,870.41
721 - 730           356              356          360        3.000        1.000           25        74.75       726     180,675.31
731 - 740           350              350          353        3.000        1.000           29        82.31       737     136,001.15
741 - 750           357              357          360        3.000        1.000           26        82.93       745     172,687.44
751 - 760           356              356          360        3.000        1.000           27        81.24       756     184,744.88
761 - 770           350              350          353        3.000        1.000           24        84.10       766     171,680.09
771 - 780           356              356          360        3.000        1.000           24        80.98       775     125,794.56
781 - 790           358              358          360           --           --            0        78.23       786     110,019.12
791 - 800           357              357          360        3.000        1.000           26        80.32       795     156,288.13
801 - 810           356              356          360        3.000        1.000           20        80.00       806     238,535.58
---------     ---------     ------------     --------     --------     --------     --------     --------     -----     ----------
Total:              354              354          358        3.000        1.000           24        80.06       627     150,749.94
=========     =========     ============     ========     ========     ========     ========     ========     =====     ==========

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-DO1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-DO1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

B

Securitized Asset Backed Receivables LLC Trust 2004-DO1
Balance > $500K

1. Loan Purpose

                                                                    % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average       Average      Weighted
                             Number of         Aggregate              Aggregate          Gross       Remaining     Average
Loan                         Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Purpose                        Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Refinance - Cashout                  5             $3,101,953                 55.02        6.117           357        75.15
Refinance - Rate Term                2              1,361,525                 24.15        7.241           357        77.17
Purchase                             2              1,174,027                 20.83        6.961           356        83.88
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========


2. Occupancy

                                                                    % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average       Average      Weighted
                             Number of         Aggregate              Aggregate          Gross       Remaining     Average
                             Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Occupancy                      Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Primary                              9             $5,637,505                100.00        6.565           357        77.45
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========


3. Documentation Type

                                                                    % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average       Average      Weighted
                             Number of         Aggregate              Aggregate          Gross       Remaining     Average
Documentation                Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Type                           Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Full                                 7             $4,316,877                 76.57        6.623           357        76.25
12 Months Bank Statement             2              1,320,627                 23.43        6.374           356        81.39
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========


4. Fico Distribution

                                                                    % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average       Average      Weighted
                             Number of         Aggregate              Aggregate          Gross       Remaining     Average
Fico                         Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Distribution                   Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
580 - 599                            1               $598,302                 10.61        7.790           356        87.61
600 - 619                            1                573,258                 10.17        5.950           357        84.56
620 - 639                            3              1,843,094                 32.69        6.842           357        65.46
640 - 659                            2              1,495,106                 26.52        6.335           357        77.93
660 - 679                            1                551,807                  9.79        5.900           357        90.00
720 - 739                            1                575,939                 10.22        6.250           357        84.96
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========

Minimum: 598
Maximum: 728

Weighted Average: 645.9


5. Combined Original Loan-to-Value Ratio

                                                                    % of Mortgage       Weighted     Weighted
Combined                                                            Loan Pool by        Average       Average      Weighted
Original                     Number of         Aggregate              Aggregate          Gross       Remaining     Average
Loan-to-Value                Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Ratio                          Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
40.01 - 50.00                        1               $653,214                 11.59        6.500           357        43.67
70.01 - 80.00                        4              2,684,986                 47.63        6.643           357        77.71
80.01 - 90.00                        4              2,299,305                 40.79        6.492           357        86.76
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========

Minimum: 43.67
Maximum: 90.00
Weighted Average by Original Balance: 77.46
Weighted Average by Current Balance: 77.45


6. Geographical Distribution

                                                                    % of Mortgage       Weighted     Weighted
                                                                    Loan Pool by        Average       Average      Weighted
                             Number of         Aggregate              Aggregate          Gross       Remaining     Average
Geographical                 Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Distribution                   Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
California                           1               $573,258                 10.17        5.950           357        84.56
Connecticut                          1                575,725                 10.21        6.100           357        80.00
Georgia                              1                747,370                 13.26        6.700           356        78.95
Illinois                             2              1,205,021                 21.38        6.225           357        64.89
Maryland                             2              1,190,094                 21.11        7.101           358        79.82
Ohio                                 1                747,736                 13.26        5.970           357        76.92
Virginia                             1                598,302                 10.61        7.790           356        87.61
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========

Number of States Represented: 7


7. Range of Gross Interest Rates

                                                                    % of Mortgage       Weighted     Weighted
Range of                                                            Loan Pool by        Average       Average      Weighted
Gross                        Number of         Aggregate              Aggregate          Gross       Remaining     Average
Interest                     Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Rates                          Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
5.000% - 5.999%                      3             $1,872,800                 33.22        5.943           357        83.11
6.000% - 6.999%                      4              2,552,247                 45.27        6.412           357        71.51
7.000% - 7.999%                      2              1,212,457                 21.51        7.846           357        81.22
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========
Minimum: 5.900%
Maximum: 7.900%
Weighted Average: 6.565%


8. Original Prepayment Penalty Term (months)

                                                                    % of Mortgage       Weighte      Weighted
Original                                                            Loan Pool by        Average       Average      Weighted
Prepayment                   Number of         Aggregate              Aggregate          Gross       Remaining     Average
Penalty                      Mortgage         Cut-off Date          Cut-off Date        Interest       Term        Original
Term (months)                  Loans       Principal Balance      Principal Balance       Rate       (months)        LTV
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
0                                    2             $1,346,038                 23.88        6.779           357        81.67
12                                   3              1,976,522                 35.06        6.503           357        69.04
24                                   1                575,725                 10.21        6.100           357        80.00
36                                   3              1,739,219                 30.85        6.623           357        82.91
------------------------     ---------     ------------------     -----------------     --------     ---------     --------
Total:                               9             $5,637,505                100.00        6.565           357        77.45
========================     =========     ==================     =================     ========     =========     ========

Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 23